Exhibit 32
CERTIFICATION

In connection with the Quarterly Report of EQT Midstream Partners, LP (“EQM”) on Form 10-Q for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EQM.

/s/ Steven T. Schlotterbeck	July 27, 2017
Steven T. Schlotterbeck President and Chief Executive Officer, EQT Midstream Services, LLC, EQM’s General Partner

/s/ Robert J. McNally	July 27, 2017
Robert J. McNally Senior Vice President and Chief Financial Officer, EQT Midstream Services, LLC, EQM’s General Partner